
          NUMBER                                      MAIL.COM -TM-                                             SHARES
     M
                                                      MAIL.COM, INC.
       COMMON STOCK                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                       COMMON STOCK
                                                                                                            CUSIP




                      THIS CERTIFIES THAT






                      is the owner of


                         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

--------------------------------------------------------                  ---------------------------------------------------------
--------------------------------------------------------  Mail.com, Inc.  ---------------------------------------------------------
--------------------------------------------------------                  ---------------------------------------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated                                                     Mail.com, Inc.
                                                            Corporate
     [ILLEGIBLE]                                              [SEAL]                          [ILLEGIBLE]
                                                               1994
                    CHIEF EXECUTIVE OFFICER                  Delaware                                                      PRESIDENT

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                          COUNTERSIGNED AND REGISTERED

                                                              TRANSFER AGENT
                                                              AND REGISTRAR
                          BY


                                                              AUTHORIZED OFFICER


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                                MAIL.COM, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING,
OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF THE
CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE
SECRETARY OF THE CORPORATION.

                                ---------------

               KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS
          LOST, STOLEN OR DESTROYED THE COMPANY WILL REQUIRE A BOND
          OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A
          REPLACEMENT CERTIFICATE.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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
     TEN COM - as tenants in common                          UNIF GIFT MIN ACT - ____________ Custodian ____________
     TEN ENT - as tenants by the entireties                                        (Cust)                  (Minor)
     JT TEN  - as joint tenants with right of                                    under Uniform Gifts to Minors
               survivorship and not as tenants                                   Act ___________________________
               in common                                                                       (State)

                 Additional abbreviations may also be used though not in the above list.
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For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________

                ________________________________________________________________
        NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

   SIGNATURE(S)
    GUARANTEED: ________________________________________________________________
                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                SIGNATURE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.